UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2007
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                           Ibis Technology Corporation
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             (Exact name of registrant as specified in its charter)


       Massachusetts                  0-23150                    04-2987600
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts   01923
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 17, 2007, Ibis Technology Corporation announced the Company's guidance for fiscal year 2006 results. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     Exhibit 99.1. Press Release issued by Ibis Technology Corporation on January 17, 2007.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     IBIS TECHNOLOGY CORPORATION
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Date: January 17, 2007                               /s/ William J. Schmidt
                                                     ---------------------------
                                                         William J. Schmidt
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit
Number      Description
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99.1        Press Release Announcing Company's guidance for 2006 fiscal results.